Exhibit 10.85

SUPERIOR COURT OF CALIFORNIA, COUNTY OF SAN DIEGO STREET ADDRESS: 330 West Broadway MAILING ADDRESS: 330 West Broadway CITY AND ZIP CODE: San Diego, CA 92101 BRANCH NAME: Central TELEPHONE NUMBER: (619) 450-7069	
PLAINTIFF(S) / PETITIONER(S): David Perez	
DEFENDANT(S) / RESPONDENT(S): Surge Global Energy, Inc	
PEREZ VS. SURGE GLOBAL ENERGY, INC	
NOTICE OF CASE ASSIGNMENT	CASE NUMBER: 37-2008-00086302-CU-BC-CTL

Judge: Jeffrey B. Barton

Department: C-69

COMPLAINT/PETITION FILED: 06/23/2008

CASES ASSIGNED TO THE PROBATE DIVISION ARE NOT REQUIRED TO COMPLY WITH THE CIVIL REQUIREMENTS LISTED BELOW

IT IS THE DUTY OF EACH PLAINTIFF (AND CROSS-COMPLAINANT) TO SERVE A COPY OF THIS NOTICE WITH THE COMPLAINT (AND CROSS-COMPLAINT).

ALL COUNSEL WILL BE EXPECTED TO BE FAMILIAR WITH SUPERIOR COURT RULES WHICH HAVE BEEN PUBLISHED AS DIVISION II, AND WILL BE STRICTLY ENFORCED.

TIME STANDARDS: The following timeframes apply to general civil cases and must be adhered to unless you have requested and been granted an extension of time. General civil consists of all cases except: Small claims appeals, petitions, and unlawful detainers.

COMPLAINTS: Complaints must be served on all named defendants, and a CERTIFICATE OF SERVICE (SDSC CIV-345) filed within 60 days of filing. This is a mandatory document and may not be substituted by the filing of any other document.

DEFENDANT'S APPEARANCE: Defendant must generally appear within 30 days of service of the complaint. (Plaintiff may stipulate to no more than a 15 day extension which must be in writing and filed with the Court.)

DEFAULT: If the defendant has not generally appeared and no extension has been granted, the plaintiff must request default within 45 days of the filing of the Certificate of Service.

THE COURT ENCOURAGES YOU TO CONSIDER UTILIZING VARIOUS ALTERNATIVES TO LITIGATION, INCLUDING MEDIATION AND ARBITRATION, PRIOR TO THE CASE MANAGEMENT CONFERENCE. MEDIATION SERVICES ARE AVAILABLE UNDER THE DISPUTE RESOLUTION PROGRAMS ACT AND OTHER PROVIDERS. SEE ADR INFORMATION PACKET AND STIPULATION.

YOU MAY ALSO BE ORDERED TO PARTICIPATE IN ARBITRATION PURSUANT TO CCP 1141.10 AT THE CASE MANAGEMENT CONFERENCE. THE FEE FOR THESE SERVICES WILL BE PAID BY THE COURT IF ALL PARTIES HAVE APPEARED IN THE CASE AND THE COURT ORDERS THE CASE TO ARBITRATION PURSUANT TO CCP 1141.10. THE CASE MANAGEMENT CONFERENCE WILL BE CANCELLED IF YOU FILE FORM SDSC CIV-359 PRIOR TO THAT HEARING

ORIGINAL

Charles H. Dick, Jr., State Bar No. 73981
Charmaine H. Buehner, State Bar No. 220868
BAKER & McKENZIE LLP
12544 High Bluff Drive, Third Floor
San Diego, CA 92130-3051
Telephone: +1 858 523 6200
Facsimile: +1 858 259 8290

Attorneys for DAVID PEREZ

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

- Faxed -

DAVID PEREZ, Plaintiff, v. SURGE GLOBAL ENERGY, INC., and DOES 1 through 10, inclusive, Defendants.	**Case No. 37-2008-00086302-CU-BC-CTL** **COMPLAINT FOR:** **1) BREACH OF CONTRACT and** **2) DECLARATORY RELIEF**

For his complaint, David Perez alleges:

PARTIES

1. David Perez is and at all times relevant, was, an individual residing in the County of San Diego, California. Perez is the former Chief Operating Officer and Chief Executive Officer of Surge Global Energy, Inc. Surge hired Perez on November 30, 2004 to be its Chief Operating Officer, and Perez served in this capacity until January 2006, when the Board promoted him to Chief Executive Officer. As of November 4, 2004, Perez also served as a member of Surge's Board of Directors, first as a Board Member, then as Chairman of the Board and finally as Secretary. Perez resigned from the Board on January 31, 2008 and from his position as Chief Executive Officer on February 11, 2008. Both resignations were involuntary.

2. Surge Global Energy, Inc., is, and at all times relevant was, a publicly-held Delaware corporation qualified to do business in the State of California, with its principal place of business in

the County of San Diego, California. Surge's principal activities are identifying, acquiring and developing working interests in underdeveloped oil and gas projects. To this end, Surge seeks to develop oil and gas properties and explore foreign oil and gas on a world-wide basis, focusing mainly in the United States and Canada.

3. Perez is ignorant of the true names and capacities of Does 1 through 10, and therefore sues these defendants by fictitious names. Perez will amend this Complaint to allege the Doe defendants true names when ascertained. Perez is informed and believes, and thereon alleges, that each of the Doe defendants is in some manner responsible for the occurrences alleged in this Complaint.

VENUE

4. Venue in this Court is appropriate pursuant to Code of Civil Procedure sections 395 and 395.5.

SURGE'S MANDATORY OBLIGATIONS UNDER THE RELEVANT AGREEMENTS

5. The agreements relevant to this Complaint are Surge's Bylaws and the Indemnity Agreement between the parties, dated February 7, 2008. A true and correct copy of Surge's Bylaws, as amended, is attached as Exhibit A, and a true and correct copy of the Indemnity Agreement is attached to the Complaint as Exhibit B.

6. Perez brings this claim for breach of the Indemnity Agreement and Surge's Bylaws and for declaratory relief notwithstanding Perez' Employment Agreement. The Employment Agreement contains a broad Arbitration Clause, which covers "any and all disputes, claims or controversies arising out of or relating to this Agreement, the employment relationship between the parties, the terms or conditions of employment, or the termination of the employment relationship, that are not resolved by their mutual agreement" to "final and binding arbitration as the exclusive remedy in accordance the JAMS Employment Arbitration Rules and Procedures in effect at the time arbitration is initiated. (Employment Agreement, § 20.) Nevertheless, the Indemnity Agreement expressly allows Perez to seek remedies for Surge's breach of the Indemnity Agreement in any court of competent jurisdiction, thus authorizing Perez to pursue his claims for indemnity and advancement of fees in Superior Court. Perez reserves his right to seek any and all other claims he

Baker & McKenzie LLP
12544 High Bluff Drive, Third Floor
San Diego, CA 92130
+1 858 523 6200

has against Surge under the Arbitration Clause of the Employment Agreement, including, but not limited to Perez' claims for fees and costs incurred in attempting to enforce his rights under the Employment Agreement, as well as any claims Perez has for Surge's breach of the Employment Agreement.

A. The Mandatory Indemnification Obligations

7. Under its Bylaws at Article 9.1, Surge has a mandatory obligation to indemnify its officers and directors, including Perez. In particular, at all times relevant to this complaint, and as amended in October 2006, the Bylaws provide that "by reason of the fact that [Perez] . . . was a director, officer, employee or agent of the corporation . . . [he] *shall* be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law . . . against all expenses, liability, and loss (including attorneys' fees, judgments, fines, indemnification rights than were permitted prior thereto) . . . ." for "any payments . . . reasonably incurred or suffered . . . in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter "Expenses")." (Surge's Bylaws, Art. 9 (emphasis added).) Further, the Bylaws provide that "The right to indemnification conferred in this Article shall be a contract right." (Ex. A, Bylaws, Art. 9.)

8. "Proceeding" is defined in Article 9.1 as "any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative. . . ." (Ex. A, Bylaws, Art. 9.1.)

9. In addition to its mandatory obligation to indemnify Perez under its Bylaws, Surge has a mandatory obligation to indemnify Perez pursuant to the Indemnity Agreement. The Indemnity Agreement encompasses, and expands upon, Surge's mandatory obligation to indemnify Perez under the Bylaws for Proceedings brought against him "by reason of his . . . Corporate Status . . . ." (Ex. B, Indemnity Agreement, § Recitals.)

10. Surge must pay Perez for all Expenses Perez incurs in Proceedings and in connection with this litigation under the Indemnity Agreement. Expenses are defined, as "all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses,

Baker & McKenzie LLP
12544 High Bluff Drive, Third Floor
San Diego, CA 92130
+1 858 523 6200

duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding." (Ex. B, Indemnity Agreement, § 14(d).)

11. The Indemnity Agreement provides, in relevant part:

a) The Indemnity Agreement is to be governed by, and construed in accordance with, the laws of the State of Delaware. (Ex. B, Indemnity Agreement, § 21.)

b) The Indemnity Agreement indemnifies Perez and entitles him to advancement of fees for Proceedings initiated against him, among other reasons, by reason of his Corporate Status. Corporate Status is defined as "the status of a person who is or was a director, officer, employee or agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the express written request of the Company." (Ex. B, Indemnity Agreement, § 14(a).)

c) Perez is entitled to indemnification against all Expenses incurred in Proceedings, which includes matters that predate the Indemnity Agreement, other than by or in the name of Surge, if Perez acted in "good faith and in a manner he . . . reasonably believed to be in or not opposed to the best interests of the Company." (Ex. B, Indemnity Agreement, § 1(a).)

d) Notwithstanding other provisions of the Indemnity Agreement, Perez is entitled to indemnification "to the maximum extent permitted by law against all Expenses actually and reasonably incurred by him . . ." if he is "successful on the merits or otherwise . . . ." (Ex. B, Indemnity Agreement, § 1(c).)

e) Perez shall submit a written request to the C.E.O. for indemnification (who in turn must advise the Board in writing of the indemnification request) that makes it possible to determine whether and to what extent the indemnity is required. (Ex. B, Indemnity Agreement, § 6(a).)

f) Perez is entitled to a presumption that he "at all times acted in good faith and in a manner he . . . reasonably believed to be in or not opposed to the best interests of the Company," is entitled to indemnification, and, "Anyone seeking to overcome [these] presumption shall have the

Baker & McKenzie LLP
12544 High Bluff Drive, Third Floor
San Diego, CA 92130
+1 858 523 6200

burden of proof and the burden of persuasion, by clear and convincing evidence." (Ex. B, Indemnity Agreement, § 6(d) & (e).)

g) If, after receiving written request for indemnity, a majority of disinterested directors vote to indemnify Perez, then "the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 7, absent a prohibition of such indemnification under applicable law." (Ex. B, Indemnity Agreement, §§ 6(b) & 7(c).)

h) Once Perez initiates a lawsuit under the Indemnity Agreement, Surge is prohibited from "asserting, in any judicial proceeding . . . that the procedures and presumptions of th[e] Indemnity Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of the Indemnity Agreement." (Ex. B, Indemnity Agreement, § 7(e).)

B. <u>The Mandatory Advancement Obligations</u>

12. Under its Bylaws at Article 9.2, Surge has a mandatory obligation to advance fees to Perez – both for the defense of the Zemer Proceedings (as discussed below), and for the prosecution of this lawsuit. In particular, at all times relevant to this complaint, and as amended in October 2006, the Bylaws provide that "Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding *shall* be paid by the corporation in advance of the final disposition of such Proceeding . . . ." (Ex. A, Bylaws, Art. 9.2 (emphasis added).)

13. In addition to Surge's mandatory advancement obligation under its Bylaws, the Indemnity Agreement encompasses, and expands upon, Perez' right to advancement under the Bylaws for Proceedings brought against him "by reason of his . . . Corporate Status . . . .," and also mandates Surge to advance fees for Perez' efforts to seek a judicial determination of his rights under the Indemnity Agreement. (Ex. B, Indemnity Agreement, §§ 5 & 7.)

///

Baker & McKenzie LLP
12544 High Bluff Drive, Third Floor
San Diego, CA 92130
+1 858 523 6200

14. The Indemnity Agreement provides, in relevant part, that if Perez seeks a judicial determination of his right to indemnity under the Indemnity Agreement, he shall be entitled to an advancement of Expenses, "actually and reasonably incurred by him . . . in such judicial adjudication, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery." (Ex. B, Indemnity Agreement, § 7(d).)

15. Surge has a mandatory obligation to advance Perez fees even if Surge is the party opposing Perez in the lawsuit, as in this case. (Ex. A, Bylaws, Art. 9.3; Ex. B, Indemnity Agreement, § 7.)

C. __The Mandatory Fees for Fees Obligation__

16. Under the Indemnity Agreement at section 7 and established precedent of the laws of the State of Delaware, Perez is entitled to recover his costs and fees incurred in connection with this action without regard to the ultimate outcome of the underlying Zemer Proceedings on which this action is based (as discussed below).

THE ZEMER PROCEEDINGS

17. As Chief Operating Officer, and then in his role as Chief Executive Officer, Perez' duties included raising capital for, and encouraging investment in Surge. Perez encouraged investment in Surge by making presentations to potential investors about Surge.

18. One such investor was Jack Zemer, who, beginning in November 2005, purchased a substantial amount of Surge stock. Initially, Zemer was quite pleased with Perez' stewardship of Surge and wanted to purchase even more stock. Indeed, by April 2006, Zemer had purchased $1,800,000 of Surge stock.

19. When Surge's stock price began to fall however, Zemer began to express the view that Surge needed a stronger CEO, and even brought a candidate to San Diego for interviews. As a result of his dissatisfaction with Perez' leadership of Surge, Zemer mounted a proxy fight against Surge's Board, which he ultimately abandoned. In an effort to end the adversity between Surge and one of its largest shareholders, Perez ultimately tried to pursue a global settlement between Perez, Zemer and one other Surge Board member. Zemer alleged this negotiation was memorialized in a

Baker & McKenzie LLP
12544 High Bluff Drive, Third Floor
San Diego, CA 92130
+1 858 523 6200

settlement agreement; Perez disputed there ever was a binding settlement agreement between the parties.

20. In August 2006, Zemer filed two lawsuits naming Perez in his individual capacity, and also named one other Surge Board Member. In his first lawsuit, entitled *Zemer v. Schreiber, et al.*, Case No. GIC 870908, Zemer sought specific performance of the settlement agreement he contended was effective between the parties. In the second lawsuit, entitled *Zemer v. Perez*, Case No GIC 879071, Zemer sought money damages and dissolution of the investment partnership between the parties, American International Alliance, LLC.

21. Because an outcome favorable to Perez in the *Schreiber* matter would prohibit Zemer from pursuing the second *Perez* lawsuit, the parties agreed to stay the second lawsuit for dissolution of the investment partnership.

22. Zemer asserted throughout the Zemer Proceedings that his claims for specific performance of the alleged settlement agreement were connected to Perez' performance of his duties as the CEO of Surge. Perez successfully defended Zemer's lawsuit by arguing the parties never entered into a binding settlement agreement, and rather, had merely outlined an agreement to agree.

23. Zemer also contended throughout the Zemer Proceedings that the alleged settlement agreement was a vehicle by which the Surge Board, and Surge's management, manipulated Zemer to prevent him from disrupting Surge's annual shareholder meeting. Specifically, Zemer testified that Perez entered into the settlement agreement out of fear that Zemer and others would disrupt Surge's annual meeting by voting to replace Surge's management and Board.

24. *Zemer v. Schreiber* was tried by reference before retired San Diego Superior Court Judge J. Richard Haden, who found the purpose of the settlement negotiations between Zemer and Perez was to stop Zemer's "shenanigans" so Perez and the rest of the Board could be reelected. This apparent strategy worked to Surge's benefit; Zemer testified he believed he had no right to show up at the annual meeting, to vote his shares or to transfer his shares to anyone else under the alleged settlement agreement.

25. The *Schreiber* matter was tried in November 2007, over a period of three days. Perez prevailed, successfully defended against all Zemer's claims. On February 1, 2008, Judge Haden

issued a statement of decision, a true and correct copy of which is attached as Exhibit C. On March 12, 2008, judgment was entered in Perez' favor and against Zemer in San Diego Superior Court. A true and correct copy of the Judgment is attached as Exhibit D.

26. Zemer has filed a Notice of Appeal from the Judgment.

PEREZ' REQUEST FOR INDEMNIFICATION AND FEE ADVANCEMENT

27. Surge fulfilled its indemnity and advancement obligations with respect to some of the legal fees and costs Perez incurred in connection with the Zemer Proceedings. Surge however, reversed course, and refused to indemnify Perez for the fees and costs incurred during the latter stages of the Proceedings in the amount of $142,297.98. In addition, Perez has incurred, and continues to incur, legal costs and fees in this lawsuit for indemnification and in defense of Zemer's appeal.

28. About the same time Zemer initiated proceedings against Perez, in November 2006, Surge entered into a Stock Purchase Agreement to acquire Peace Oil Corp., which resulted in a substantial pre-tax profit for the year 2007, and for which Perez received much praise from his fellow Board members.

29. On December 17, 2007, the Board became aware of a previously unaccounted for and substantial tax liability arising from the Peace Oil acquisition. When he became aware of the tax liability issue, Perez immediately and extensively investigated the issue, which resulted in his recommendation that the Board investigate the Company's CFO. The Board however, concerned that it would face liability from its shareholders, and despite their prior commendations to Perez for his management of Surge and for his handling of the Peace Oil acquisition in particular, asked Perez to resign. Perez refused. Thereafter, the Board engaged in improper and unjustified tactics, such as its unlawful reversal of the authorization to advance fees and indemnify Perez for the Zemer Proceedings, all in efforts to oust Perez.

30. In June 2007, six months before the Peace Oil tax liability issue was discovered, and at Surge's Board's request, Perez submitted a letter to the Board, requesting reimbursement of Expenses for the Zemer Proceedings. The letter explained the Zemer Proceedings and included information reasonably necessary to determine the extent to which Perez was entitled to

Baker & McKenzie LLP
12544 High Bluff Drive, Third Floor
San Diego, CA 92130
+1 858 523 6200

indemnification, i.e., Perez provided an explanation of Zemer's claims and why the claims arose out of Perez' Corporate Status.

31. The Surge Compensation Committee reviewed Perez' written request and concluded, on June 29, 2007, "It appears to the committee . . . that the company may reimburse Mr. Perez's legal fees in the matter." And, on December 6, 2007, 10 days before the discovery of the Peace Oil tax liability issue, the Board authorized Surge, by formal resolution, to indemnify and advance Perez Expenses for the Zemer Proceedings. The last version of the December 6, 2007 Board minutes provide: "Following a full discussion, upon a motion duly made and seconded, the Board approved the payment and reimbursement of all legal fees to David Perez related to both law suits filed by Jack D. Zemer against David Perez."

32. In January 2008, based on the Board's December Resolution, Perez wrote two checks from Surge's bank account, in the amounts of $24,590.26 and $14,961.68, respectively, in partial payment of his legal fees.

33. On January 28, 2008, however, the Surge Board convened a meeting for which Perez received no notice, and decided to stop payment on the two checks Perez had written. Under its Bylaws, Surge is required to notify, and afford Perez an opportunity to be present, at Board meetings.

34. While the January 28, 2008, date coincides closely with the date on which the Board discovered the Peace Oil tax liability, the date represents an absolute non-event in the Zemer Proceedings – nothing had happened in that case between the Board's decision to indemnify Perez on December 6, and January 28 that had any bearing upon Surge's indemnity and advancement obligations.

35. In addition to its January 28, 2008, stop-payment order, the Board voted to strip Perez of his check-writing authority, and otherwise took action to prevent Perez from being able to carry out his duties and obligations as a certifying-officer under Sarbanes-Oxley. Given his untenable position, Perez tendered his involuntary resignation and resigned from the Board.

36. Since his resignation from Surge, Perez has provided three additional written requests on May 16, 2008, May 23, 2008, and June 6, 2008, for indemnification and advancement for Perez

Baker & McKenzie LLP
12544 High Bluff Drive,
Third Floor
San Diego, CA 92130
+1 858 523 6200

to pursue this action and to defend against Zemer's appeal. In each of his written requests, Perez further explained the Zemer Proceedings and included information reasonably necessary to determine the extent to which Perez was entitled to indemnification and advancement.

37. On June 12, 2008, Surge finally responded to Perez' written requests, through its counsel, Mr. Daniel Levinson, that because Surge planned to assert claims against Perez, Surge would not indemnify him for the Zemer Proceedings. Surge never responded to Perez' requests for advancement of fees.

FIRST CAUSE OF ACTION

(Breach of Contract)

38. Perez incorporates by reference paragraphs 1 through 37 above as though fully set forth in this paragraph.

39. Perez has performed all conditions, covenants, and promises required on his part to be performed in accordance with the terms and conditions of the Indemnity Agreement, and Surge's Bylaws, or is excused from performance.

40. On or about June 29, 2007, May 16, 2008, May 23, 2008, and June 8, 2008, Perez requested, both directly and through his attorneys, that Surge indemnify him and pay his legal fees and costs incurred in connection with the Zemer Proceedings. In addition, Perez requested in writing that Surge advance legal fees and costs for this action and for the Zemer appeal.

41. Surge initially fulfilled its contractual obligation to pay Perez' Expenses with its partial payment for incurred Zemer Proceedings fees and costs, and with its December 6, 2007, Resolution to pay and reimburse Perez for all Expenses incurred in the Zemer Proceedings. However, Surge reversed its decision improperly and with ill intent. In so doing, Surge breached its mandatory indemnity and advancement obligations under the Bylaws and the Indemnity Agreement and the covenant of good faith and fair dealing. To date, and in breach of its contractual obligations, Surge refuses to indemnify Perez or to advance him legal fees and costs as required under the Indemnity Agreement and its Bylaws.

///

Baker & McKenzie LLP
12544 High Bluff Drive,
Third Floor
San Diego, CA 92130
+1 858 523 6200

42. As a result of Surge's breach, Perez has suffered damages of at least $142,297.98 as of the date of this Complaint, and continues to incur damages in connection with this litigation and with fees and costs he continues to incur in defense of the Zemer Proceedings, according to proof.

SECOND CAUSE OF ACTION

(Declaratory Relief)

43. Perez incorporates by reference paragraphs 1 through 42 above as though fully set forth in this paragraph.

44. An actual controversy has arisen and now exists between Perez and Surge concerning their respective rights and duties under the Indemnity Agreement and Surge's Bylaws.

45. Perez contends that under Surge's Bylaws and the Indemnity Agreement, Surge has an obligation to advance Perez all fees and costs incurred in connection with the Zemer Proceedings, now on appeal, and for prosecution of this lawsuit (advancement). In the alternative, with respect to this lawsuit, Perez seeks resolution of the controversy surrounding his claim for fees and costs (fees for fees) under Delaware law, the Indemnity Agreement and Surge's Bylaws.

46. Surge denies it is obligated to advance or indemnify Perez for Expenses incurred and to be incurred.

47. Perez desires a judicial determination of his rights and duties, and a declaration as to whether Surge is obligated under the Indemnity Agreement and Surge's Bylaws, to advance Perez all fees and costs incurred in connection with this litigation, and for the Zemer Proceedings. In the alternative, as to the fees and costs Perez seeks for his prosecution of this lawsuit, Perez seeks a judicial determination of his rights and duties, and a declaration as to whether Surge is obligated to pay Perez the fees and costs he has incurred, and continues to incur, in this lawsuit.

WHEREFORE, Perez prays for judgment as follows:

FIRST CAUSE OF ACTION: BREACH OF CONTRACT

1. For compensatory damages according to proof;
2. For interest, attorneys' fees and costs of suit; and
3. For such other and further relief as the court may deem proper.

Baker & McKenzie LLP
12544 High Bluff Drive, Third Floor
San Diego, CA 92130
+1 858 523 6200

SECOND CAUSE OF ACTION: DECLARATORY RELIEF

1. For a declaration that Surge is obligated under the Indemnity Agreement and its Bylaws to advance fees for the Zemer appeal and the prosecution of this litigation;

2. For damages according to proof;

3. For attorneys' fees and costs of suit; and

4. For such other and further relief as the court may deem proper.

Dated: June 23, 2008

BAKER & McKENZIE LLP

By: ______________________
Charmaine H. Buehner
Attorneys for David Perez

Baker & McKenzie LLP
12544 High Bluff Drive, Third Floor
San Diego, CA 92130
+1 858 523 6200

SUM-100

SUMMONS
(CITACION JUDICIAL)

NOTICE TO DEFENDANT:
(AVISO AL DEMANDADO):
SURGE GLOBAL ENERGY, INC., DOES 1 through 10, inclusive

YOU ARE BEING SUED BY PLAINTIFF:
(LO ESTÁ DEMANDANDO EL DEMANDANTE):
DAVID PEREZ

FOR COURT USE ONLY
(SOLO PARA USO DE LA CORTE)

FILED
CIVIL BUSINESS OFFICE 10
CENTRAL DIVISION

2008 JUN 23 P 3:08

CLERK-SUPERIOR COURT
SAN DIEGO COUNTY, CA

ORIGINAL

You have 30 CALENDAR DAYS after this summons and legal papers are served on you to file a written response at this court and have a copy served on the plaintiff. A letter or phone call will not protect you. Your written response must be in proper legal form if you want the court to hear your case. There may be a court form that you can use for your response. You can find these court forms and more information at the California Courts Online Self-Help Center (www.courtinfo.ca.gov/selfhelp), your county law library, or the courthouse nearest you. If you cannot pay the filing fee, ask the court clerk for a fee waiver form. If you do not file your response on time, you may lose the case by default, and your wages, money, and property may be taken without further warning from the court.
There are other legal requirements. You may want to call an attorney right away. If you do not know an attorney, you may want to call an attorney referral service. If you cannot afford an attorney, you may be eligible for free legal services from a nonprofit legal services program. You can locate these nonprofit groups at the California Legal Services Web site (www.lawhelpcalifornia.org), the California Courts Online Self-Help Center (www.courtinfo.ca.gov/selfhelp), or by contacting your local court or county bar association.

Tiene 30 DÍAS DE CALENDARIO después de que le entreguen esta citación y papeles legales para presentar una respuesta por escrito en esta corte y hacer que se entregue una copia al demandante. Una carta o una llamada telefónica no lo protegen. Su respuesta por escrito tiene que estar en formato legal correcto si desea que procesen su caso en la corte. Es posible que haya un formulario que usted pueda usar para su respuesta. Puede encontrar estos formularios de la corte y más información en el Centro de Ayuda de las Cortes de California (www.courtinfo.ca.gov/selfhelp/espanol/), en la biblioteca de leyes de su condado o en la corte que le quede más cerca. Si no puede pagar la cuota de presentación, pida al secretario de la corte que le dé un formulario de exención de pago de cuotas. Si no presenta su respuesta a tiempo, puede perder el caso por incumplimiento y la corte le podrá quitar su sueldo, dinero y bienes sin más advertencia.
Hay otros requisitos legales. Es recomendable que llame a un abogado inmediatamente. Si no conoce a un abogado, puede llamar a un servicio de remisión a abogados. Si no puede pagar a un abogado, es posible que cumpla con los requisitos para obtener servicios legales gratuitos de un programa de servicios legales sin fines de lucro. Puede encontrar estos grupos sin fines de lucro en el sitio web de California Legal Services, (www.lawhelpcalifornia.org), en el Centro de Ayuda de las Cortes de California, (www.courtinfo.ca.gov/selfhelp/espanol/) o poniéndose en contacto con la corte o el colegio de abogados locales.

The name and address of the court is:
(El nombre y dirección de la corte es):

CASE NUMBER:
(Número del Caso):
37-2008-00086302-CU-BC-CTL

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF SAN DIEGO
CENTRAL DIVISION
330 WEST BROADWAY
SAN DIEGO, CALIFORNIA 92101

The name, address, and telephone number of plaintiff's attorney, or plaintiff without an attorney, is:
(El nombre, la dirección y el número de teléfono del abogado del demandante, o del demandante que no tiene abogado, es):
Charles H. Dick / Charmaine H. Buehner 858-523-6200
Baker & McKenzie LLP
12544 High Bluff Drive, Third Floor
San Diego, California 92130

DATE: JUN 2 3 2008 Clerk, by **D. JOHNSON**, Deputy
(Fecha) *(Secretario)* *(Adjunto)*

(For proof of service of this summons, use Proof of Service of Summons (form POS-010).)
(Para prueba de entrega de esta citatión use el formulario Proof of Service of Summons, (POS-010)).

[SEAL] SUPERIOR COURT SAN DIEGO COUNTY, CA

NOTICE TO THE PERSON SERVED: You are served
1. ☐ as an individual defendant.
2. ☐ as the person sued under the fictitious name of *(specify)*:
3. ☐ on behalf of *(specify)*:
under: ☐ CCP 416.10 (corporation) ☐ CCP 416.60 (minor)
☐ CCP 416.20 (defunct corporation) ☐ CCP 416.70 (conservatee)
☐ CCP 416.40 (association or partnership) ☐ CCP 416.90 (authorized person)
☐ other *(specify)*:
4. ☐ by personal delivery on *(date)*:

CM-010

ATTORNEY OR PARTY WITHOUT ATTORNEY (Name, State Bar number, and address):	FOR COURT USE ONLY
Charmain H. Buehner, #220065 12544 High Bluff Drive, Third Floor San Diego, CA 92130 TELEPHONE NO.: 858-523-6200 FAX NO.: 858-259-8290 ATTORNEY FOR (Name):	FILED CIVIL BUSINESS OFFICE 10 CENTRAL DIVISION 2008 JUN 23 P 3:12 CLERK-SUPERIOR COURT SAN DIEGO COUNTY, CA
SUPERIOR COURT OF CALIFORNIA, COUNTY OF SAN DIEGO ☒ HALL OF JUSTICE, 330 W. BROADWAY, SAN DIEGO, CA 92101-3827 ☐ COUNTY COURTHOUSE, 220 W. BROADWAY, SAN DIEGO, CA 92101-3814 ☐ NORTH COUNTY DIVISION, 325 S. MELROSE DR., VISTA, CA 92081-6643 ☐ EAST COUNTY DIVISION, 250 E. MAIN ST., EL CAJON, CA 92020-3941 ☐ RAMONA BRANCH, 1428 MONTECITO RD., RAMONA, CA 92065-5200 ☐ SOUTH COUNTY DIVISION, 500 3RD AVE., CHULA VISTA, CA 91910-5649	
CASE NAME: Perez v. Surge Global	

CIVIL CASE COVER SHEET	Complex Case Designation	CASE NUMBER: 37-2008-00086302-CU-BC-CTL
☒ **Unlimited** (Amount demanded exceeds $25,000) ☐ **Limited** (Amount demanded is $25,000 or less)	☐ Counter ☐ Joinder Filed with first appearance by defendant (Cal. Rules of Court, rule 3.402)	JUDGE: DEPT:

Items 1–5 below must be completed (see instructions on page 2).

1. Check **one** box below for the case type that best describes this case:

Auto Tort
- ☐ Auto (22)
- ☐ Uninsured motorist (46)

Other PI/PD/WD (Personal Injury/Property Damage/Wrongful Death) Tort
- ☐ Asbestos (04)
- ☐ Product liability (24)
- ☐ Medical malpractice (45)
- ☐ Other PI/PD/WD (23)

Non-PI/PD/WD (Other) Tort
- ☐ Business tort/unfair business practice (07)
- ☐ Civil rights (08)
- ☐ Defamation (13)
- ☐ Fraud (16)
- ☐ Intellectual property (19)
- ☐ Professional negligence (25)
- ☐ Other non-PI/PD/WD tort (35)

Employment
- ☐ Wrongful termination (36)
- ☐ Other employment (15)

Contract
- ☒ Breach of contract/warranty (06)
- ☐ Collections (09)
- ☐ Insurance coverage (18)
- ☐ Other contract (37)

Real Property
- ☐ Eminent domain/Inverse condemnation (14)
- ☐ Wrongful eviction (33)
- ☐ Other real property (26)

Unlawful Detainer
- ☐ Commercial (31)
- ☐ Residential (32)
- ☐ Drugs (38)

Judicial Review
- ☐ Asset forfeiture (05)
- ☐ Petition re: arbitration award (11)
- ☐ Writ of mandate (02)
- ☐ Other judicial review (39)

Provisionally Complex Civil Litigation (Cal. Rules of Court, rules 3.400–3.403)
- ☐ Antitrust/Trade regulation (03)
- ☐ Construction defect (10)
- ☐ Mass tort (40)
- ☐ Securities litigation (28)
- ☐ Environmental/Toxic tort (30)
- ☐ Insurance coverage claims arising from the above listed provisionally complex case types (41)

Enforcement of Judgment
- ☐ Enforcement of judgment (20)

Miscellaneous Civil Complaint
- ☐ RICO (27)
- ☐ Other complaint *(not specified above)* (42)

Miscellaneous Civil Petition
- ☐ Partnership and corporate governance (21)
- ☐ Other petition *(not specified above)* (43)

2. This case ☐ is ☒ is not complex under rule 3.400 of the California Rules of Court. If the case is complex, mark the factors requiring exceptional judicial management:
   - a. ☐ Large number of separately represented parties
   - b. ☐ Extensive motion practice raising difficult or novel issues that will be time-consuming to resolve
   - c. ☐ Substantial amount of documentary evidence
   - d. ☐ Large number of witnesses
   - e. ☐ Coordination with related actions pending in one or more courts in other counties, states, or countries, or in a federal court
   - f. ☐ Substantial postjudgment judicial supervision
3. Type of remedies sought *(check all that apply)*: a. ☒ monetary b. ☒ nonmonetary; declaratory or injunctive relief c. ☐ punitive
4. Number of causes of action *(specify)*: 2
5. This case ☐ is ☒ is not a class action suit.
6. If there are any known related cases, file and serve a notice of related case. *(You may use form CM-015.)*

Date: 6-23-08

Charmain H. Buehner
(TYPE OR PRINT NAME)

Kathy McNeal
(SIGNATURE OF PARTY OR ATTORNEY FOR PARTY)

NOTICE
- Plaintiff must file this cover sheet with the first paper filed in the action or proceeding (except small claims cases or cases filed under the Probate Code, Family Code, or Welfare and Institutions Code). (Cal. Rules of Court, rule 3.220.) Failure to file may result in sanctions.
- File this cover sheet in addition to any cover sheet required by local court rule.
- If this case is complex under rule 3.400 et seq. of the California Rules of Court, you must serve a copy of this cover sheet on **all** other parties to the action or proceeding.
- Unless this is a complex case, this cover sheet will be used for statistical purposes only.

Form Adopted for Mandatory Use
Judicial Council of California
CM-010 [Rev. January 1, 2007]

CIVIL CASE COVER SHEET

Cal. Rules of Court, rules 3.220, 3.400–3.403;
Standards of Judicial Administration, § 19
www.courtinfo.ca.gov